Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Genstar Capital VI AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	April 16, 2019

Designated Filer:	Genstar VI GP AIV LTD.

Signature:

GENSTAR CAPITAL VI AIV, L.P.
By:	GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar Capital Partners VI AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	April 16, 2019

Designated Filer:	Genstar VI GP AIV LTD.

Signature:

GENSTAR CAPITAL PARTNERS VI AIV, L.P.
By:	GENSTAR CAPITAL VI AIV, L.P., its General Partner
By:	GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar Capital Partners VI AIV (DEL), L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	April 16, 2019

Designated Filer:	Genstar VI GP AIV LTD.

Signature:

GENSTAR CAPITAL PARTNERS VI AIV (DEL), L.P.
By:	GENSTAR CAPITAL VI AIV, L.P., its General Partner
By:	GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Stargen VI AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	April 16, 2019

Designated Filer:	Genstar VI GP AIV LTD.

Signature:

STARGEN VI AIV, L.P.
By:	GENSTAR CAPITAL VI AIV, L.P., its General Partner
By:	GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar V GP AIV LTD.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	April 16, 2019

Designated Filer:	Genstar VI GP AIV LTD.

Signature:

GENSTAR V GP AIV LTD.

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

	Name of Joint Filer:	Genstar Capital V AIV, L.P.

	Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

	Relationship of Joint Filer to Issuer:	10% Owner

	Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
	(Month/Day/Year):	April 16, 2019

	Designated Filer:	Genstar VI GP AIV LTD.

Signature:

GENSTAR CAPITAL V AIV, L.P.
By: GENSTAR V GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

	Name of Joint Filer:	Genstar Capital Partners V AIV, L.P.

	Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

	Relationship of Joint Filer to Issuer:	10% Owner

	Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
	(Month/Day/Year):	April 16, 2019

	Designated Filer:	Genstar VI GP AIV LTD.

Signature:

GENSTAR CAPITAL PARTNERS V AIV, L.P.
By: GENSTAR CAPITAL V AIV, L.P., its General Partner
By: GENSTAR V GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

	Name of Joint Filer:	Stargen V AIV, L.P.

	Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

	Relationship of Joint Filer to Issuer:	10% Owner

	Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
	(Month/Day/Year):	April 16, 2019

	Designated Filer:	Genstar VI GP AIV LTD.

Signature:

STARGEN V AIV, L.P.
By: GENSTAR CAPITAL V AIV, L.P., its General Partner
By: GENSTAR V GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: April 16, 2019

Joint Filer Information

(continued)

Name of Joint Filer:	James Ryan Clark

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	April 16, 2019

Designated Filer:	Genstar VI GP AIV LTD.

Signature:

/s/ James Ryan Clark
James Ryan Clark

Dated: April 16, 2019